UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 26, 2006
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Date of Report (Date of earliest event reported)

NationsHealth, Inc.
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(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13630 N.W. 8th Street, Suite 210
Sunrise, Florida 33325
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(Address of Principal Executive Offices)

(954) 903-5000
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Registrant’s telephone number, including area code

13650 N.W. 8th Street, Suite 109 Sunrise, Florida 33325 --------------------------------------------------------------------------------
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Preferred Vendor Agreement

On May 26, 2006, NationsHealth, Inc. (the “Company”) and its indirect wholly-owned subsidiary, United States Pharmaceutical Group, L.L.C. (“USPG”), entered into an amended and restated preferred vendor agreement with Connecticut General Life Insurance Company (“CIGNA”), a Connecticut corporation (the “Preferred Vendor Agreement”). The Preferred Vendor Agreement amends and restates in its entirety the Strategic Agreement previously entered into by the Company, USPG and CIGNA on May 4, 2005, as amended on October 4, 2005 and March 31, 2006. The initial term (the “Initial Term”) of the Preferred Vendor Agreement expires on December 31, 2009 and automatically renews for additional one-year periods (an “Additional Period”) unless any party provides to the other parties notice to terminate not later than July 1 of any Additional Period or the final year of the Initial Term. The Preferred Vendor Agreement is contingent upon the award of Part D contracts to Cigna by the Centers for Medicare and Medicaid Services’ (CMS) and contains customary and usual representations and warranties and indemnification provisions.

Pursuant to the Preferred Vendor Agreement, USPG will continue to provide certain marketing, distribution and enrollee service activities and expertise (the “Services”) in connection with CIGNA’s CIGNATURE Rx program. In addition, under the Preferred Vendor Agreement, the Company and USPG may provide the Services to other Medicare Part D insurers and CIGNA may use other vendors to provide the Services for its Medicare Part D program, provided, however, that CIGNA is required to pay the Company certain fees if Cigna does not meet specified thresholds. The Preferred Vendor Agreement also modifies the compensation terms among the parties to provide for predictable service fee arrangement for the 2007 plan year and continuing until the end of the Initial Term.

The Preferred Vendor Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2006, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Executive Officer Salary Increase

Effective May 26, 2006, the Company increased the annual base salary for Timothy Fairbanks, the Company’s Chief Financial Officer, from $250,000 to $300,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.

Date: June 2, 2006	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer